EXHIBIT 10.33

[NUVIM LOGO]
Richard P. Kundrat
12 North State Route 17
Paramus, NJ 07652
(201) 556-1010

December 31, 2004

Spencer Trask Specialty Group LLC
535 Madison Avenue
New York, NY 10022
Attn: Kevin Kimberlin, Managing Member

Re:          Spencer Trask Specialty Group LLC Debt Extinguishment Transaction

Dear Sirs,

This letter sets forth the terms of our mutual agreement to enact a restructuring of certain debt and equity interests held by Kevin Kimberlin Partners L.P., Spencer Trask Specialty Group LLC, Spencer Trask Private Equity Fund I LP and Spencer Trask Private Equity Fund II LP and any other related or predecessor entities (all of the foregoing entities are hereafter referred to as “Spencer Trask”), and Stolle Milk Biologics, Inc. (“Debt and Equity Interests”), concurrent with the closing of an initial public offering (“IPO”) of Nuvim Inc.’s (“NuVim”) common stock. Your agreement to the restructuring events described below is an integral part of the proposed stock offering and will be included in the prospectus to investors.

The term Debt and Equity Interests used herein refers to the following:

               a.  A loan agreement between NuVim and Wachovia Bank, N.A. made in 2001, under which Kevin Kimberlin Partners L.P. is guarantor, for a principal amount of $2,500,000 together with accrued interest thereon through December 31, 2004.

               b. Outstanding Senior Subordinated Convertible Notes payable to Spencer Trask by NuVim aggregating $2,480,000 in principal plus accrued interest and default interest thereon, as of December 31, 2004.

               c.  Warrants held by Spencer Trask to purchase approximately 55,546 shares of NuVim common stock at an exercise price of $55.00 per share, after NuVim’s proposed 55 to 1 reverse stock split, issued in connection with the guarantee of the Wachovia bank indebtedness.

               d.  Warrants held by Spencer Trask to purchase approximately 81,818 shares of NuVim preferred stock, at an exercise price of $11.00 per share, after NuVim’s proposed 55 to 1 reverse stock split, issued in connection with the Senior Subordinated Convertible Notes.

               e.  Warrants held by Spencer Trask to purchase approximately 9,017 shares of NuVim common stock at an exercise price of $55.00 per share, after NuVim’s proposed 55 to 1 reverse stock split, issued in connection with the issuance of NuVim’s Series A preferred stock.

               f.  Approximately 18,182 shares of NuVim Series A preferred stock held by Spencer Trask, after NuVim’s proposed 55 to 1 reverse stock split, and

               g.  Transactions particular to Spencer Trask Specialty Group LLC and NuVim which are detailed in Schedule A and/or Schedule B annexed hereto, and the balance of the Senior Subordinated Convertible Note(s) due and owing to Spencer Trask Specialty Group LLC, inclusive of principal, interest, penalty interest and other charges which are specified in Schedule C hereto.

NOW, for other good and valuable consideration described below, Spencer Trask Specialty Group LLC agrees with respect to all Debt and Equity Interests applicable to Spencer Trask Specialty Group LLC as follows:

1.	To not exercise conversion rights in any of the aforementioned Debt and Equity Interests, and to waive any anti-dilution or conversion price adjustments contained therein.

2.

To pay the $2,500,000 principal balance and all accrued interest due thereon to the Wachovia Bank, N.A., through the IPO closing date (the “Closing Date”), on behalf of NuVim, simultaneously with  the closing of the IPO.

3.	To cancel the Senior Subordinated Convertible Notes of $2,480,000 and forgive unpaid interest thereon and default interest thereon through the Closing Date simultaneously with the closing of the IPO.

4.

To accept 235,182 shares of NuVim common stock, after NuVim’s proposed 55 to 1 reverse stock split, in consideration paragraphs 1 through 3 inclusive, and to cancel all outstanding warrants described in this letter agreement or its attachments.

It is further agreed that no finder’s fees or warrants will be owed by NuVim to any Spencer Trask entity or to Donald F. Farley as a consequence of the IPO, whether under Placement Agency Agreements dated January 13, 2000 and October 12, 2001, or under any Finders Agreement entered into subsequent thereto, nor will the IPO be considered a “transaction” as described in such agreements.

It is expressly agreed and acknowledged that Spencer Trask Specialty Group LLC’s agreement to the transactions set forth in this letter agreement, including without limitation, the restructuring and waiver of warrants and finder’s fees, is subject to and conditioned upon the closing of the IPO on or before April 30, 2005 complying with all of the terms and conditions of that certain Revision 2 to Memo of Understanding dated February 4, 2004 between NuVim and Paulson Investment Company, Inc.

Assuming that what is contained herein is accurate and memorializes our agreement and understanding, please date, sign and return the original to me in triplicate. In addition, I would appreciate if you would also deliver a conformed copy by facsimile transmission to John Murphy, Esq. at (650) 323-1108.

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          IN WITNESS WHEREOF, the parties hereto have entered into this agreement as of the date first above-written.

Very truly yours,

NUVIM, INC.

By:	/s/ RICHARD P. KUNDRAT

Richard Kundrat
Chairman & CEO

AGREED, VERIFIED, RATIFIED & CONFIRMED:

SPENCER TRASK SPECIALTY GROUP LLC

By:	/s/ KEVIN KIMBERLIN

Kevin Kimberlin
Non-Member Manager

Enclosures
Cc:	Mr. Donald Farley
Mr. William Dioguardi

3

Spencer Trask Specialty Group LLC
SCHEDULE A

09/13/2002	Spencer Trask Specialty Group LLC	8% senior secured convertible promissory note for $1,700,000 (Maturity date 12/31/2002, def. int 6%)	Old Notes were rolled into this note. Interest is calculated from dates of original note: 11-8-99 ($300k); 5-31-02 ($700k); 7-5-02 ($270k); 7-19-02 ($130k)

02/10/2003	Spencer Trask Specialty Group LLC	8% secured promissory note for $200,000 convertible into Series C Preferred Stock @ .20 per share (Maturity date 8/10/2003, def. int 6%)

02/27/2003	Spencer Trask Specialty Group LLC	8% senior secured convertible promissory note for $100,000 (Maturity date 8/10/2003, def. int 6%)

03/03/2003	Spencer Trask Specialty Group LLC	8% senior secured convertible promissory note for $50,000 (Maturity date 8/10/2003, def. int 6%)

03/18/2003	Spencer Trask Specialty Group LLC	8% senior secured convertible promissory note for $130,000 (Maturity date 8/10/2003, def. int 6%)

09/13/2002	Spencer Trask Specialty Group LLC	Warrant Agreement to purchase 1,700,000 shares Series C Convertible Preferred Stock	And all warrants issued or attendant thereto

02/10/2003	Kevin Kimberlin Partners LP (or Spencer Trask Specialty Group LLC)	Warrant Agreement to purchase 2,500,000 shares Series C Convertible Preferred Stock @ .20 per share.	And all warrants issued or attendant thereto

Spencer Trask Specialty Group LLC
SCHEDULE B

Date	Parties (NuVim with:)	Description	Disposition

12/20/2001	Spencer Trask Specialty Group LLC	Warrant Certificate No. W-0068 restricted securities—1,000,000 shares	Per 1/29/01 & 2/2/01 loan and indemnity agreement and amendment no. 1 dated 5/29/01

01/31/2002	Spencer Trask Specialty Group LLC	Security Agreement

02/01/2002	Spencer Trask Specialty Group LLC	Letter Agreement	Cancelled and Replaced by 9/13/02

02/01/2002	Spencer Trask Specialty Group LLC	8% Senior Convertible Promissory Note-$1,000,000.00	Cancelled and Replaced by 9/13/02

05/31/2002	Spencer Trask Specialty Group LLC	8% secured promissory note for $700,000.00 convertible into equity securities upon the sale of the same	Cancelled and Replaced by 9/13/02

05/31/2002	Spencer Trask Specialty Group LLC	8% secured promissory note for $300,000.00 convertible into equity securities upon the sale of the same	Cancelled and Replaced by 9/13/02

07/05/2002	Spencer Trask Specialty Group LLC	8% secured promissory note for $400,000.00 convertible into Series A Preferred Stock @ $1 per share common or at the issuance price for Senior Stock	Cancelled and Replaced by 9/13/02

02/10/2003	Spencer Trask Specialty Group LLC	Letter agreement concerning $500,000 loan and 8% secured promissory notes convertible into Series C Preferred Stock @ .20 per share etc.

02/10/2003	Spencer Trask Specialty Group LLC	Warrant Certificate No. ST W-___for 1,000,000 warrants Series C Convertible Preferred Stock $0.00001 par value per share

02/27/2003	Spencer Trask Specialty Group LLC	Warrant Certificate No. ST W-___for 500,000 warrants Series C Convertible Preferred Stock $0.00001 par value per share

03/05/2003	Spencer Trask Specialty Group LLC	Warrant Certificate No. ST W-___for 250,000 warrants Series C Convertible Preferred Stock $0.00001 par value per share

03/05/2003	Spencer Trask Specialty Group LLC	8% secured promissory note for $50,000.00 convertible into Series C Preferred Stock @ .20 per share

03/20/2003	Spencer Trask Specialty Group LLC	Warrant Certificate No. ST W-___for 650,000 warrants Series C Convertible Preferred Stock $0.00001 par value per share

05/31/2002	Spencer Trask Specialty Group LLC,	Letter agreement to loan	Cancelled and Replaced by Notes dated 9/13/02

09/13/2002	Spencer Trask Specialty Group LLC	Letter agreement concerning new 8% senior secured convertible promissory note in the aggregate principal amount of $1,700,000

09/13/2002	Spencer Trask Specialty Group LLC	Amendment No. 1 to Security Agreement

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Spencer Trask Specialty Group LLC
SCHEDULE C

Existing Notes as of November 30, 2004:

Int. Rate	Def. Int. Rate	Issue Date	maturity date	Outstanding Principal	Days out - standing	Days in Default	Interest	Default Interest	Total Accrued Interest	Total Outstanding As of 11/30/04

0.08	0.06	9/13/2002	12/31/2002	$1,700,000	797	690	$301,089	$195,500	$496,589	$2,196,589
0.08	0.06	2/10/2003	8/10/2003	$200,000	620	470	$27,556	$15,667	$43,222	$243,222
0.08	0.06	2/27/2003	8/27/2003	$100,000	630	453	$14,000	$7,550	$21,550	$121,550
0.08	0.06	3/3/2003	9/3/2003	$50,000	627	447	$6,967	$3,725	$10,692	$60,692
0.08	0.06	3/18/2003	9/3/2003	$130,000	612	447	$17,680	$9,685	$27,365	$157,365

				$2,180,000.00			$367,292.00	$232,127.00	$599,418.00	$2,779,418.00

Predecessor notes-cancelled & exchanged for above notes on September 13, 2002:

Issue Date	canceled date	Principal- Cancelled notes

5/31/2002	9/13/2002	$700,000
5/31/2002	9/13/2002	$300,000
7/5/2002	9/13/2002	$400,000

		$1,400,000.00

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Richard P. Kundrat
12 North State Route 17
Paramus, NJ 07652
(201) 556-1010

December 31, 2004

Kevin Kimberlin Partners L.P.
535 Madison Avenue
New York, NY 10022
Attn: General Partner

Re:     Kevin Kimberlin Partners L.P. Debt Extinguishment Transaction

Dear Sirs,

This letter sets forth the terms of our mutual agreement to enact a restructuring of certain debt and equity interests held by Kevin Kimberlin Partners L.P., Spencer Trask Specialty Group LLC, Spencer Trask Private Equity Fund I LP and Spencer Trask Private Equity Fund II LP and any other related or predecessor entities (all of the foregoing entities are hereafter referred to as “Spencer Trask”), and Stolle Milk Biologics, Inc. (“Debt and Equity Interests”), concurrent with the closing of an initial public offering (“IPO”) of Nuvim Inc.’s (“NuVim”) common stock. Your agreement to the restructuring events described below is an integral part of the proposed stock offering and will be included in the prospectus to investors.

The term Debt and Equity Interests used herein refers to the following:

               a.  A loan agreement between NuVim and Wachovia Bank, N.A. made in 2001, under which Kevin Kimberlin Partners L.P. is guarantor, for a principal amount of $2,500,000 together with accrued interest thereon through December 31, 2004.

               b. Outstanding Senior Subordinated Convertible Notes payable to Spencer Trask by NuVim aggregating $2,480,000 in principal plus accrued interest and default interest thereon, as of December 31, 2004.

               c.  Warrants held by Spencer Trask to purchase approximately 55,546 shares of NuVim common stock at an exercise price of $55.00 per share, after NuVim’s proposed 55 to 1 reverse stock split, issued in connection with the guarantee of the Wachovia bank indebtedness.

               d.  Warrants held by Spencer Trask to purchase approximately 81,818 shares of NuVim preferred stock, at an exercise price of $11.00 per share, after NuVim’s proposed 55 to 1 reverse stock split, issued in connection with the Senior Subordinated Convertible Notes.

               e.  Warrants held by Spencer Trask to purchase approximately 9,017 shares of NuVim common stock at an exercise price of $55.00 per share, after NuVim’s proposed 55 to 1 reverse stock split, issued in connection with the issuance of NuVim’s Series A preferred stock.

               f.  Approximately 18,182 shares of NuVim Series A preferred stock held by Spencer Trask, after NuVim’s proposed 55 to 1 reverse stock split, and

               g.  Transactions particular to Kevin Kimberlin Partners L.P. and NuVim which are detailed in Schedule A and/or Schedule B annexed hereto, and the balance of the Senior Secured Convertible Note(s) due and owing to Kevin Kimberlin Partners L.P., inclusive of principal, interest, penalty interest and other charges which are specified in Schedule C hereto.

NOW, for other good and valuable consideration described below, Kevin Kimberlin Partners L.P. agrees with respect to all Debt and Equity Interests applicable to Kevin Kimberlin Partners L.P., as follows:

5.	To not exercise conversion rights in any of the aforementioned Debt and Equity Interests, and to waive any anti-dilution or conversion price adjustments contained therein.

6.

To pay the $2,500,000 principal balance and all accrued interest due thereon to the Wachovia Bank, N.A., through the IPO closing date (the “Closing Date”), on behalf of NuVim, simultaneously with  the closing of the IPO.

7.	To cancel the Senior Subordinated Convertible Notes of $2,480,000 and forgive unpaid interest thereon and default interest thereon through the Closing Date simultaneously with the closing of the IPO.

8.

To accept 212,382 shares of NuVim common stock, after NuVim’s proposed 55 to 1 reverse stock split, in consideration paragraphs 1 through 3 inclusive, and to cancel all outstanding warrants described in this letter agreement or its attachments.

It is further agreed that no finder’s fees or warrants will be owed by NuVim to any Kevin Kimberlin Partners L.P. or  Spencer Trask entity or to Donald F. Farley as a consequence of the IPO, whether under Placement Agency Agreements dated January 13, 2000 and October 12, 2001, or under any Finders Agreement entered into subsequent thereto, nor will the IPO be considered a “transaction” as described in such agreements.

It is expressly agreed and acknowledged that Kevin Kimberlin Partners L.P.’s agreement to the transactions set forth in this letter agreement, including without limitation, the restructuring and waiver of warrants and finder’s fees, is subject to and conditioned upon the closing of the IPO on or before April 30, 2005 complying with all of the terms and conditions of that certain Revision 2 to Memo of Understanding dated February 4, 2004 between NuVim and Paulson Investment Company, Inc.

It is expressly agreed and acknowledged that Kevin Kimberlin Partners L.P.’s agreement to the transactions set forth in this letter agreement, including without limitation, the restructuring and waiver of warrants and finder’s fees, is expressly subject to and conditioned upon the closing of the IPO on or before April 30, 2005 complying with all of the terms and conditions of that certain Revision 2 to Memo of Understanding dated February 4, 2004 between NuVim and Paulson Investment Company, Inc.

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Assuming that what is contained herein is accurate and memorializes our agreement and understanding, please date, sign and return the original to me in triplicate. In addition, I would appreciate if you would also deliver a conformed copy by facsimile transmission to John Murphy, Esq. at (650) 323-1108.

          IN WITNESS WHEREOF, the parties hereto have entered into this agreement as of the date first above-written.

Very truly yours,

NUVIM, INC.

By:	/s/ RICHARD P. KUNDRAT

Richard Kundrat, Chairman & CEO

AGREED, VERIFIED, RATIFIED & CONFIRMED:

KEVIN KIMBERLIN PARTNERS L.P.,

By:	/s/ KEVIN KIMBERLIN

Kevin Kimberlin
General Partner

Enclosures
Cc:	Mr. Donald Farley
Mr. William Dioguardi

3

Kevin Kimberlin Partners L.P.
SCHEDULE A

Date	Parties	Description	Disposition

09/21/1999	Kevin Kimberlin Partners L.P. from Stolle Milk Biologic, Inc.	Promissory Demand Note for $500,000.00 with 8% interest, due 09/21/2001

11/05/1999	Kevin Kimberlin Partners L.P. from Stolle Milk Biologic, Inc.	Promissory Demand Note for $500,000.00 with 8% interest, due 11/05/2001	Rolled into $1,700,000.00 note

11/18/1999	Kevin Kimberlin Partners L.P. from NuVim, Inc.	Promissory Demand Note for $300,000.00

01/29/2001	Wachovia Bank, N.A. from NuVim, Inc.	Note--$1,000,000.00 and borrowing authorization

Modified 5/30/01 & 12/14/01; replaced by 9/13/02 “new” notes totaling $2.5mm; Issued with 5 year warrant with exercise price of $1.00 for one share of common stock (i.e $2mm shares common & on $500k loan @ $2 warrants per dollar total $3mm warrants

01/31/2001	Kevin Kimberlin Partners L.P. from NuVim, Inc.	Security Agreement	Amended/Superseded and Replaced by Notes dated 9/13/02

02/02/2001	Kevin Kimberlin Partners L.P. & Spencer Trask & Co. from NuVim, Inc.	Indemnity Agreement

09/13/2002		Warrant Agreement for 5 years with exercise price of $1.00 for one share of common stock (i.e 2,000,000 shares common & on $500,000 loan @ $2 warrants per dollar for a total of 3,000,000 warrants

02/10/2003	Kevin Kimberlin Partners LP (or Spencer Trask Specialty Group LLC)	Warrant Agreement to purchase 2,500,000 shares Series C Convertible Preferred Stock @ .20 per share.	And all warrants issued or attendant thereto

SCHEDULE C

Predecessor notes-cancelled & exchanged for notes given to Spencer Trask entities on September 13, 2002

Issue Date	canceled date	Principal- Cancelled notes

11/18/1999	9/13/2002	$300,000

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[NUVIM LOGO]

Richard P. Kundrat
12 North State Route 17
Paramus, NJ 07652
(201) 556-1010

December 31, 2004

Spencer Trask Private Equity Fund I LP
535 Madison Avenue
New York, NY 10022

Re:     Spencer Trask Private Equity Fund I LP Debt Extinguishment Transaction

Dear Sirs,

This letter sets forth the terms of our mutual agreement to enact a restructuring of certain debt and equity interests held by Kevin Kimberlin Partners L.P., Spencer Trask Specialty Group LLC, Spencer Trask Private Equity Fund I LP and Spencer Trask Private Equity Fund II LP and any other related or predecessor entities (all of the foregoing entities are hereafter referred to as “Spencer Trask”), and Stolle Milk Biologics, Inc. (“Debt and Equity Interests”), concurrent with the closing of an initial public offering (“IPO”) of Nuvim Inc.’s (“NuVim”) common stock. Your agreement to the restructuring events described below is an integral part of the proposed stock offering and will be included in the prospectus to investors.

The term Debt and Equity Interests used herein refers to the following:

               a.  A loan agreement between NuVim and Wachovia Bank, N.A. made in 2001, under which Kevin Kimberlin Partners L.P. is guarantor, for a principal amount of $2,500,000 together with accrued interest thereon through December 31, 2004.

               b. Outstanding Senior Subordinated Convertible Notes payable to Spencer Trask by NuVim aggregating $2,480,000 in principal plus accrued interest and default interest thereon, as of December 31, 2004.

               c.  Warrants held by Spencer Trask to purchase approximately 55,546 shares of NuVim common stock at an exercise price of $55.00 per share, after NuVim’s proposed 55 to 1 reverse stock split, issued in connection with the guarantee of the Wachovia bank indebtedness.

               d.  Warrants held by Spencer Trask to purchase approximately 81,818 shares of NuVim preferred stock, at an exercise price of $11.00 per share, after NuVim’s proposed 55 to 1 reverse stock split, issued in connection with the Senior Subordinated Convertible Notes.

               e.  Warrants held by Spencer Trask to purchase approximately 9,017 shares of NuVim common stock at an exercise price of $55.00 per share, after NuVim’s proposed 55 to 1 reverse stock split, issued in connection with the issuance of NuVim’s Series A preferred stock.

               f.  Approximately 18,182 shares of NuVim Series A preferred stock held by Spencer Trask, after NuVim’s proposed 55 to 1 reverse stock split, and

               g.  Transactions particular to Spencer Trask Private Equity Fund I LP and NuVim which are detailed in Schedule A and/or Schedule B annexed hereto, and the balance of the Senior Secured Convertible Note(s) due and owing to Spencer Trask Private Equity Fund I LP, inclusive of principal, interest, penalty interest and other charges which are specified in Schedule C hereto.

NOW, for other good and valuable consideration described below, Spencer Trask Private Equity Fund I LP agrees with respect to all Debt and Equity Interests applicable to Spencer Trask Private Equity Fund I LP as follows:

9.	To not exercise conversion rights in any of the aforementioned Debt and Equity Interests, and to waive any anti-dilution or conversion price adjustments contained therein.

10.

To pay the $2,500,000 principal balance and all accrued interest due thereon to the Wachovia Bank, N.A., through the IPO closing date (the “Closing Date”), on behalf of NuVim, simultaneously with  the closing of the IPO.

11.	To cancel the Senior Subordinated Convertible Notes of $2,480,000 and forgive unpaid interest thereon and default interest thereon through the Closing Date simultaneously with the closing of the IPO.

12.

To accept 21,700 shares of NuVim common stock, after NuVim’s proposed 55 to 1 reverse stock split, in consideration paragraphs 1 through 3 inclusive, and to cancel all outstanding warrants described in this letter agreement or its attachments.

It is further agreed that no finder’s fees or warrants will be owed by NuVim to any Spencer Trask entity or to Donald F. Farley as a consequence of the IPO, whether under Placement Agency Agreements dated January 13, 2000 and October 12, 2001, or under any Finders Agreement entered into subsequent thereto, nor will the IPO be considered a “transaction” as described in such agreements.

It is expressly agreed and acknowledged that Spencer Trask Private Equity Fund I L.P.’s agreement to the transactions set forth in this letter agreement, including without limitation, the restructuring and waiver of warrants and finder’s fees, is subject to and conditioned upon the closing of the IPO on or before April 30, 2005 complying with all of the terms and conditions of that certain Revision 2 to Memo of Understanding dated February 4, 2004 between NuVim and Paulson Investment Company, Inc.

Assuming that what is contained herein is accurate and memorializes our agreement and understanding, please date, sign and return the original to me in triplicate. In addition, I would appreciate if you would also deliver a conformed copy by facsimile transmission to John Murphy, Esq. at 908-782-6699.

2

          IN WITNESS WHEREOF, the parties hereto have entered into this agreement as of the date first above-written.

Very truly yours,

NUVIM, INC.

By:	/s/ RICHARD P. KUNDRAT

Richard Kundrat
Chairman & CEO

AGREED, VERIFIED, RATIFIED & CONFIRMED:

SPENCER TRASK PRIVATE EQUITY FUND I LP
By:	Trask partners LLC, General Partner

By:	/s/ WILLIAM P. DIOGUARDI

William P. Dioguardi
Manager

Enclosures
Cc:	Mr. Donald Farley
Mr. William Dioguardi

3

Spencer Trask Private Equity Fund I LP
SCHEDULE A

Date	Parties (NuVim with:)	Description	Disposition

09/13/2002	Spencer Trask Private Equity Fund I LP	8% senior secured convertible promissory note for $200,000 (Maturity date 12/31/2002, def. int 6%)

09/13/2002	Spencer Trask Private Equity Fund I, LP	Warrant Agreement to purchase 200,000 shares Series C Convertible Preferred Stock

Spencer Trask Private Equity Fund I LP
SCHEDULE B

05/31/2002	Spencer Trask Private Equity Fund I LP	8% secured promissory note for $200,000.00 convertible into equity securities upon the sale of the same	Replaced by 9/13/2002 transaction

05/31/2002		Letter agreement to loan	Cancelled and Replaced by Notes dated 9/13/02

09/13/2002		Letter agreement concerning new 8% senior secured convertible promissory note in the aggregate principal amount of $200,000

09/13/2002		Amendment No. 1 to Security Agreement

Spencer Trask Private Equity Fund I LP
SCHEDULE C

Int. Rate	Def. Int. Rate	Issue Date	maturity/ canceled date	Outstanding Principal	Days out -standing	Days in Default	Interest	Default Interest	Total Accrued Interest	Total Outstanding As of 11/30/04

0.08	0.06	9/13/2002	12/31/2002	$200,000	797	690	$35,422	$23,000	$58,422	$258,422

[NUVIM LOGO]

Richard P. Kundrat
12 North State Route 17
Paramus, NJ 07652
(201) 556-1010

December 31, 2004

Spencer Trask Private Equity Fund II LP
535 Madison Avenue
New York, NY 10022

Re:     Spencer Trask Private Equity Fund II LP Debt Extinguishment Transaction

Dear Sirs,

This letter sets forth the terms of our mutual agreement to enact a restructuring of certain debt and equity interests held by Kevin Kimberlin Partners L.P., Spencer Trask Specialty Group LLC, Spencer Trask Private Equity Fund I LP and Spencer Trask Private Equity Fund II LP and any other related or predecessor entities (all of the foregoing entities are hereafter referred to as “Spencer Trask”), and Stolle Milk Biologics, Inc. (“Debt and Equity Interests”), concurrent with the closing of an initial public offering (“IPO”) of Nuvim Inc.’s (“NuVim”) common stock. Your agreement to the restructuring events described below is an integral part of the proposed stock offering and will be included in the prospectus to investors.

The term Debt and Equity Interests used herein refers to the following:

               a.  A loan agreement between NuVim and Wachovia Bank, N.A. made in 2001, under which Kevin Kimberlin Partners L.P. is guarantor, for a principal amount of $2,500,000 together with accrued interest thereon through December 31, 2004.

               b. Outstanding Senior Subordinated Convertible Notes payable to Spencer Trask by NuVim aggregating $2,480,000 in principal plus accrued interest and default interest thereon, as of December 31, 2004.

               c.  Warrants held by Spencer Trask to purchase approximately 55,546 shares of NuVim common stock at an exercise price of $55.00 per share, after NuVim’s proposed 55 to 1 reverse stock split, issued in connection with the guarantee of the Wachovia bank indebtedness.

               d.  Warrants held by Spencer Trask to purchase approximately 81,818 shares of NuVim preferred stock, at an exercise price of $11.00 per share, after NuVim’s proposed 55 to 1 reverse stock split, issued in connection with the Senior Subordinated Convertible Notes.

               e.  Warrants held by Spencer Trask to purchase approximately 9,017 shares of NuVim common stock at an exercise price of $55.00 per share, after NuVim’s proposed 55 to 1 reverse stock split, issued in connection with the issuance of NuVim’s Series A preferred stock.

               f.  Approximately 18,182 shares of NuVim Series A preferred stock held by Spencer Trask, after NuVim’s proposed 55 to 1 reverse stock split, and

               g.  Transactions particular to Spencer Trask Private Equity Fund II LP and NuVim which are detailed in Schedule A and/or Schedule B annexed hereto, and the balance of the Senior Secured Convertible Note(s) due and owing to Spencer Trask Private Equity Fund II LP, inclusive of principal, interest, penalty interest and other charges which are specified in Schedule C hereto.

NOW, for other good and valuable consideration described below, Spencer Trask Private Equity Fund II LP agrees with respect to all Debt and Equity Interests applicable to Spencer Trask Private Equity Fund II LP as follows:

13.	To not exercise conversion rights in any of the aforementioned Debt and Equity Interests, and to waive any anti-dilution or conversion price adjustments contained therein.

14.

To pay the $2,500,000 principal balance and all accrued interest due thereon to the Wachovia Bank, N.A., through the IPO closing date (the “Closing Date”), on behalf of NuVim, simultaneously with  the closing of the IPO.

15.	To cancel the Senior Subordinated Convertible Notes of $2,480,000 and forgive unpaid interest thereon and default interest thereon through the Closing Date simultaneously with the closing of the IPO.

16.

To accept 10,619 shares of NuVim common stock, after NuVim’s proposed 55 to 1 reverse stock split, in consideration paragraphs 1 through 3 inclusive, and to cancel all outstanding warrants described in this letter agreement or its attachments.

It is further agreed that no finder’s fees or warrants will be owed by NuVim to any Spencer Trask entity or to Donald F. Farley as a consequence of the IPO, whether under Placement Agency Agreements dated January 13, 2000 and October 12, 2001, or under any Finders Agreement entered into subsequent thereto, nor will the IPO be considered a “transaction” as described in such agreements.

It is expressly agreed and acknowledged that Spencer Trask Private Equity Fund II L.P.’s agreement to the transactions set forth in this letter agreement, including without limitation, the restructuring and waiver of warrants and finder’s fees, is subject to and conditioned upon the closing of the IPO on or before April 30, 2005 complying with all of the terms and conditions of that certain Revision 2 to Memo of Understanding dated February 4, 2004 between NuVim and Paulson Investment Company, Inc.

Assuming that what is contained herein is accurate and memorializes our agreement and understanding, please date, sign and return the original to me in triplicate. In addition, I would appreciate if you would also deliver a conformed copy by facsimile transmission to John Murphy, Esq. at 908-782-6699.

2

          IN WITNESS WHEREOF, the parties hereto have entered into this agreement as of the date first above-written.

Very truly yours,

NUVIM, INC.

By:	/s/ RICHARD P. KUNDRAT

Richard Kundrat
Chairman & CEO

AGREED, VERIFIED, RATIFIED & CONFIRMED:

SPENCER TRASK PRIVATE EQUITY FUND II LP
By:	Trask Partners LLC, General Partner

By:	/s/ WILLIAM P. DIOGUARDI

William P. Dioguardi
Manager

Enclosures
Cc:	Mr. Donald Farley
Mr. William Dioguardi

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Spencer Trask Private Equity Fund II LP
SCHEDULE A

Date	Parties (NuVim with:)	Description	Disposition

09/13/2002	Spencer Trask Private Equity Fund II LP	8% senior secured convertible promissory note for $100,000 (Maturity date 12/31/2002, def. int 6%)

09/13/2002	Spencer Trask Private Equity Fund II, LP	Warrant Agreement to purchase 100,000 shares Series C Convertible Preferred Stock

Spencer Trask Private Equity Fund II LP
SCHEDULE B

Date	Parties (NuVim with:)	Description	Disposition

05/31/2002	Spencer Trask Private Equity Fund II LP	8% secured promissory note for $100,000.00 convertible into equity securities upon the sale of the same	Cancelled and Replaced by Notes dated 9/13/02

05/31/2002		Letter agreement	Cancelled and Replaced by Notes dated 9/13/02

09/13/2002		Letter agreement concerning new 8% senior secured convertible promissory note in the aggregate principal amount of $100,000

09/13/2002		Amendment No. 1 to Security Agreement

Spencer Trask Private Equity Fund II LP
SCHEDULE C

Int. Rate	Def. Int. Rate	Issue Date	maturity/ canceled date	Outstanding Principal	Days out - standing	Days in Default	Interest	Default Interest	Total Accrued Interest	Total Outstanding As of 11/30/04

0.08	0.06	9/13/2002	12/31/2002	$100,000	797	690	$17,711	$11,500	$29,211	$129,211

FORM OF
AMENDMENT TO DECEMBER 31, 2004
LETTER AGREEMENT

          THIS AGREEMENT, dated as of March   , 2005, is intended to amend that certain letter agreement dated December 31, 2004 by and between the undersigned and NuVim, Inc. pertaining to certain agreements regarding debt extinguishment and related matters in exchange for the issuance of shares of NuVim, Inc.’s Common Stock. (the “Letter Agreement”). In connection therewith, the undersigned hereby agrees that:

                    1.          Its obligations set forth in the Letter Agreement shall be conditioned on the closing of NuVim, Inc.’s initial public offering in the amount of $12.0 million in gross proceeds offered at a Unit price of $12 per Unit. The undersigned acknowledges that the Unit shall consist of (i) four shares of Common Stock; (ii) four Class A Redeemable Warrants; and (iii) four Class B Non-Redeemable Warrants.

                    2.          To the extent Revision 2 to Memo of Understanding dated February 4, 2004 between NuVim, Inc. and Paulson Investment Company, Inc. will not be complied with because of the changes described above to the structure of the initial public offering, the condition is hereby waived.

          In all other respects, the terms and conditions of the Letter Agreement shall remain unchanged and in effect.

*

(Entity)

By:

Name:

Title:

*	Executed by each of Spencer Trask Specialty Group, LLC, Kevin Kimberlin Partners, LP, Spencer Trask Private Equity Fund I LP and Spencer Trask Private Equity Fund II LP.